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                                                                    EXHIBIT 10.3

         FIRST AMENDMENT, dated as of April 22, 2003 (this "First Amendment"), to the CREDIT AGREEMENT, dated as of August 5, 1998, as amended and restated as of December 31, 2002 (the "Credit Agreement"), among RENT-A-CENTER, INC., RENT-A-CENTER EAST, INC. (the "Borrower"), the Lenders party to the Credit Agreement, the Documentation Agent and Syndication Agent named therein and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H :

                  WHEREAS, the Borrower wishes to amend the Credit Agreement in the manner set forth herein; and

                  WHEREAS, each of the parties hereto is willing to enter into this First Amendment on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION I.     AMENDMENTS TO CREDIT AGREEMENT.

                  1. Section 1.1. The definitions of "Senior Subordinated Note Indenture" and "Senior Subordinated Notes" contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

                  "Senior Subordinated Note Indenture": the collective reference to each Indenture entered into by the Borrower and certain of its Subsidiaries in connection with any issuance of Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.9.

                  "Senior Subordinated Notes": the collective reference to (a) the subordinated notes of the Borrower outstanding on the Restatement Effective Date and (b) any subordinated notes of the Borrower issued thereafter on terms no less favorable to the Borrower and its Subsidiaries (taken as a whole) and to the Lenders than the terms applicable to the subordinated notes referred to in clause (a) above.

                  2. Section 7.2. Section 7.2(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(f)     (i) Indebtedness of the Borrower and Holdings in
         respect of Senior Subordinated Notes referred to in clause (a) of the definition thereof in an aggregate principal amount not to exceed $275,000,000, provided, that such Indebtedness shall be prepaid in full no later than August 15, 2003 in the event that any Indebtedness is incurred pursuant to clause (ii) below, (ii) Indebtedness of the Borrower and Holdings in respect of Senior Subordinated Notes referred to in clause (b) of the definition thereof in an aggregate principal amount not to exceed $300,000,000 and (iii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness, provided that such Guarantee Obligations are subordinated to the same extent as the obligations of the Borrower or Holdings in respect of the relevant Senior Subordinated Notes;"

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                  3. Section 7.9. Section 7.9 of the Credit Agreement is hereby amended by inserting, after the words "other than interest payments expressly required by the terms thereof", the words "and other than pursuant to prepayments or repayments thereof with the proceeds of other Senior Subordinated Notes".

         SECTION II.    MISCELLANEOUS.

                  1. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

                  2. Effectiveness. This First Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts hereof duly executed by the Borrower and (b) executed consent letters authorizing the Administrative Agent to enter into this First Amendment from the Required Lenders.

                  3. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered as of the day and year first above written.

                           RENT-A-CENTER, INC.

                           By: /s/ MARK E. SPEESE
                               -------------------------------------------------
                               Mark E. Speese
                               Chairman of the Board and Chief Executive Officer

                           RENT-A-CENTER EAST, INC.

                           By: /s/ MARK E. SPEESE
                               -------------------------------------------------
                               Mark E. Speese
                               President

                           JPMORGAN CHASE BANK, as Administrative Agent

                           By: /s/ BRIAN MCDOUGAL
                               -------------------------------------------------
                               Brian McDougal
                               Vice President